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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of report (date of earliest event reported): July 13, 2006


                        Phibro Animal Health Corporation
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             (Exact name of registrant as specified in its charter)


          New York                  333-64641                    13-1840497
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                               65 CHALLENGER ROAD
                        RIDGEFIELD PARK, NEW JERSEY 07660
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               (Address of principal executive offices) (Zip Code)

                                 (201) 329-7300
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               Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01

         Phibro Animal Health Corporation issued a press release concerning its proposed private offering of $240 million in aggregate principal amount of senior notes due 2013.

         A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this report.

Item 9.01 Financial Statements and Exhibits.


(d)  Exhibits

Exhibit No.                Description
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99.1                       Press Release issued July 13, 2006
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PHIBRO ANIMAL HEALTH CORPORATION


Dated: July 13, 2006            By: /s/  Richard G. Johnson
                                    --------------------------------------------
                                    Richard G. Johnson
                                    Chief Financial Officer
                                    (principal financial and accounting officer)
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                                  EXHIBIT INDEX


Exhibit No.                Description
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99.1                       Press release issued July 13, 2006